                                                                     EXHIBIT 10U





                                 ASSET PURCHASE
                               AND SALE AGREEMENT
                             DATED DECEMBER 5, 1995
                                    BETWEEN
                               ERA AVIATION, INC.
                                      AND
                           COLUMBIA HELICOPTERS, INC.

                                                                       Assigned
                                                                        12/5/95





                       ASSET PURCHASE AND SALE AGREEMENT

          THIS ASSET PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into and effective as of December 5, 1995, by and among Columbia Helicopters, Inc., an Oregon corporation ("Guarantor"), Alaska Helicopters, Inc., an Alaska corporation, which is a wholly owned subsidiary of Guarantor ("AHI"), and BIJOS Enterprises a/k/a BIJO Enterprises, an Alaska general partnership ("BIJO"), on the one hand (AHI and BIJO are collectively referred to as "Sellers"), and Era Aviation, Inc., a Washington corporation ("Era", "Buyer"), on the other hand.

                                    RECITALS

          A. The Sellers desire to sell and Buyer desires to purchase certain specified Assets described below for the purchase price and on the terms and conditions set forth herein.

          B. AHI desires to sell the AHI Assets described below; and BIJO desires to sell the BIJO Assets described below. BIJO desires to assume no obligations with respect to the AHI Assets or any contractual undertakings taken herein by AHI or Guarantor.

          C. In consideration for Guarantor receiving a portion of the net proceeds of the sale pursuant to an agreement with AHI and BIJO, Guarantor has agreed to guarantee the performance and payment by AHI of its obligations under the Agreement.

          THEREFORE, in consideration of the mutual benefits and reciprocal promises, the representations, warranties and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree:

          1. PURCHASE. Sellers will sell and Buyer will purchase the Assets on and subject to the terms and conditions of this Agreement. AHI will sell the AHI Assets, and BIJO will sell the BIJO Assets. BIJO assumes no obligations with respect to the AHI Assets or any contractual undertakings taken herein by AHI or Guarantor. The closing of this Agreement shall be in accordance with Section 13 hereof ("Closing").

          2. ASSETS. The "Assets" consist of the "AHI Assets" and the "BIJO Assets", as described in subsections 2(a) through 2(g) below:

                 a. BIJO Assets include: All estates, rights, titles and interests in and to real property, leaseholds, rights of way, rights of ingress and egress, privileges thereto, improvements, fixtures, furnishings, equipment and other assets constituting or located on or associated with Lots Five "B" (5- B) ("Lot 5-B") and Six "B" (6-B) ("Lot 6-B"), Block
                 Eighteen (18) at the Anchorage International





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                 Airport according to the unrecorded plat on file with the
                 State of Alaska, Department of Transportation and Public Facilities, Division of Airport Leasing, located within the Anchorage Recording District, Third Judicial District, State of Alaska (the "Real Property") and further described in Attachment A hereto.

                 b. AHI Assets include: The Helicopters and Airplane ("Aircraft") further described in Attachment B hereto.

                 c. AHI Assets also include: The aircraft parts ("Parts") described in Attachment C hereto.

                 d. AHI Assets also include: The vehicles ("Vehicles") described in Attachment D hereto.

                 e. AHI Assets also include: The fixtures, furnishings, equipment and miscellaneous items ("Equipment") described in Attachment E hereto.

                 f. AHI Assets also include: The permits, licenses, leases and contracts ("Permits") described in Attachment F hereto.

                 g. AHI Assets also include: All other or additional privileges, rights, interests, properties and assets owned by AHI on August 18, 1995, and after, and as defined and described in Attachment G hereto ("Other Assets"), except and excluding goodwill and the assets listed on Attachment H hereto ("Excluded Assets"). The Other Assets also include, without limitation, all manufacturers' and other warranties, technical records, maintenance records, and Flight Manuals, brought up to date as of the date of Closing, relating to the AHI Assets, and all rights, titles and interests of AHI and Guarantor in and to the BIJO Assets.

                 3. PURCHASE PRICE. The Purchase Price for the Assets is $9,971,575. The Purchase Price may be adjusted in accordance with the "Adjustments" described in Attachment I hereto

                 4.    PAYMENT OF PURCHASE PRICE.

                 a. The Purchase Price will be payable to Sellers in the following manner:

                       1.  Cash at Closing:                        $3,000,000

                       2.  The balance to be payable
                       as provided in subsection 4(b)
                       below:                                      $6,971,575

                         TOTAL PURCHASE PRICE:                     $9,971,575
                                                                   ----------

                 Guarantor, AHI and BIJO will among themselves divide the proceeds at Closing; and Era shall have no responsibility with respect to any division of the Purchase Price among Guarantor or the Sellers at any time.





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                 b.    The balance of the purchase price as provided in
                 subsection 4(a)(2) above will be evidenced by a Promissory Note from Era to AHI in the amount of $6,971,575 (the "Note") in the form of Attachment J hereto, and secured by the Aircraft under a Security Agreement in the form of Attachment K hereto (the "Security Agreement") until such time as each Aircraft is sold or selected in accordance with this subsection 4(b). The Note shall bear no interest and shall be payable on or before the first anniversary of the date of Closing. The parties anticipate that Era will sell all or some of the Aircraft to third parties or select all or some of the Aircraft for Era's own use.

                       1. Upon sale of each Aircraft to a third party, Era shall pay AHI the Formula Value listed on Attachment B for that Aircraft, and each such payment shall be applied as a credit to the balance owing under the Note.

                       2. Upon selection by Era of any of the Aircraft for its own use, Era shall pay AHI the Formula Value listed on Attachment B for that Aircraft, and each such payment shall be applied as a credit to the balance owing under the Note. Era shall make every effort to make any such selections within 60 days of Closing; however, should Era's business circumstances change, Era shall not be precluded from selecting any of the Aircraft for its own use at a later date.

                       3. Any remaining balance of the Note not sooner paid shall be due and paid in full on or before the first anniversary of the date of Closing.

                 Upon payment for any Aircraft as provided in this subsection 4(b), AHI shall immediately release any security interest of AHI in such Aircraft. Upon final payment of the balance of the Note, AHI shall immediately release any remaining security interests.

                 5.    STATUS OF TITLE.

                 a. BIJO ASSETS AND REAL PROPERTY LEASEHOLDS. At Closing, BIJO will execute and deliver to Buyer an Assignment of Lease Agreement for all of BIJO's leasehold interests in Lot 5-B and Lot 6-B, in form acceptable to Buyer and the State of Alaska. Forms of such Assignments are attached as Attachment A-1.
                 True and correct copies of the Lease Agreements to be assigned are attached hereto as Attachment A-2. The Assignment of Lease Agreement for Lot 5-B shall warrant the term of the leasehold is until August 15, 2011, subject to the terms of the applicable lease, and the Assignment of Lease Agreement for Lot 6-B shall warrant the term of the leasehold is until August 15, 2011, subject to the terms of the applicable lease, and the Assignments shall convey all of BIJO's right, title and interest in the leaseholds and warrant the leaseholds free and clear of all liens and encumbrances, except reservations, exceptions, restrictions and easements of record, the





Asset Purchase and Sale Agreement                                   page 3 of 57
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                 Aviall sublease, and such month to month tiedowns and other exceptions as may be acceptable to Buyer.

                       BIJO Assets are sold as is, where is.

                       BIJO will furnish Buyer with a standard form policy of
                 title insurance issued by Stewart Title Company of Alaska, Inc., or some other title insurance company duly qualified to do business in the State of Alaska acceptable to Buyer. Such policy shall be issued as of the date of Closing and shall be in the amount of $2,200,000. Title objections which can be cured to the satisfaction of Buyer by the mere payment of money shall be satisfied by BIJO out of BIJO's proceeds of sale. In the event there are title objections which cannot be remedied by the mere payment of money, then Buyer shall have the option to unconditionally revoke this Agreement and receive full reimbursement by Sellers of all of Buyer's out of pocket expenses advanced pursuant to the terms of this Agreement.

                 b. AIRCRAFT AND PARTS. At Closing AHI will execute and deliver to Buyer one or more Bills of Sale in form acceptable to Buyer for the Aircraft and Parts and Certificates of Title for the Aircraft. The Bills of Sale shall convey marketable title and all of Sellers' right, title and interest in the Aircraft and Parts and warrant title to the Aircraft and Parts free and clear of all liens and encumbrances, except those evidenced by the Security Agreement. Some of the Helicopters are currently under contract to third party customers. Such contracts are described in Attachment F. To the extent assignable, AHI shall use its best efforts to effect valid assignments of such contracts to Buyer at Closing.

                 c. VEHICLES. At Closing AHI will execute and deliver to Buyer one or more Bills of Sale in form acceptable to Buyer and Certificates of Title for the Vehicles. The Bills of Sale shall convey marketable title and all of AHI's right, title and interest in the Vehicles and warrant title to the Vehicles free and clear of all liens and encumbrances.

                 d. BIJO LEASEHOLD IMPROVEMENTS, FIXTURES, FURNISHINGS, EQUIPMENT AND OTHER ASSETS. At Closing BIJO will execute and deliver to Buyer one or more Bills of Sale and assignments in form acceptable to Buyer for the leasehold improvements, fixtures, furnishings, equipment and other assets described in Attachment A. The Bills of Sale and assignments shall convey marketable title and all of BIJO's right, title and interest in such leasehold improvements, fixtures, furnishings, equipment and other assets, including without limitation any manufacturers' warranties related to the BIJO Assets, and warrant title to such leasehold improvements, fixtures, furnishings, equipment and other assets free and clear of all liens and encumbrances. At Closing BIJO shall also execute and deliver such other transfer documents as are reasonably necessary or appropriate to accomplish transfer of all the BIJO Assets that are the subject of this Agreement so as to vest in Buyer





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                 good and marketable title free and clear of all liens and
                 encumbrances. Otherwise, such assets are sold "as is where is."

                 e. AHI FIXTURES, FURNISHINGS AND EQUIPMENT. At Closing AHI will execute and deliver to Buyer one or more Bills of Sale in form acceptable to Buyer for the fixtures, furnishings and equipment described in Attachment E. The Bills of Sale shall convey marketable title and all of AHI's right, title and interest in such fixtures, furnishings and equipment and warrant title to such fixtures, furnishings and equipment free and clear of all liens and encumbrances.

                 f. PERMITS AND OTHER ASSETS. At Closing AHI will execute and deliver to Buyer one or more assignments in form acceptable to Buyer for the Permits and Other Assets, including without limitation any manufacturers' warranties related to the AHI Assets, along with such other transfer documents as are reasonably necessary or appropriate to accomplish transfer of all the AHI Assets that are the subject of this Agreement so as to vest in Buyer good and marketable title free and clear of all liens and encumbrances and AHI shall so warrant title to such permits and other assets.

                 6. DELIVERY AND POSSESSION. At Closing Sellers shall deliver all Assets to Era. Sellers shall vacate the Real Property. AHI shall deliver all Aircraft to either Anchorage International Airport or at Merrill Field in Anchorage, at Era's election, except as otherwise expressly provided in this Agreement. Buyer shall be entitled to possession of all Assets upon Closing. Buyer will permit AHI reasonable use of 2 offices for up to 30 days following Closing at no charge.

                  7. CONDITIONS TO CLOSING. Consummation of the transactions contemplated by this Agreement is conditioned upon and subject to the satisfaction of the following conditions, each of which may be waived in writing by Buyer: (a) State of Alaska unconditional consent and approval of the Assignments of Lease Agreement between BIJO and Buyer with respect to the Real Property, in accordance with the current terms and conditions of the leases; (b) Sellers providing all reasonable assistance and cooperation so that Buyer may make thorough inspections of all the Assets requested or required by Buyer; (c) Buyer's satisfaction with results of its inspections of the Assets;
(d) Sellers have delivered to Buyer respective corporate and partnership (i) resolutions authorizing this Agreement and its obligations, and (ii) appropriate certificates of incumbency, all satisfactory to Buyer; and (e) removal of all aircraft including the C-123 from Lot 6-B.

                  8. INSURANCE AND RISK OF LOSS. Risk of loss or other damage to the Assets by accident, theft, disappearance, fire, storm, vandalism or other event between August 18, 1995, and Closing shall be and is assumed by Sellers, according to their respective interests. In the case of the Real Property, BIJO shall maintain Commercial Property Insurance to cover all risks of physical loss or damage on the buildings in a total amount of $2,500,000.00 until Closing. If any such loss or damage occurs prior to Closing Sellers shall have the option to replace or repair the destroyed or damaged property to the satisfaction of Buyer prior to Closing. In the absence of such satisfactory replacement or repair, Buyer shall have the option to (i) accept Adjustments as set forth in





Asset Purchase and Sale Agreement                                   page 5 of 57
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Attachment I or (ii) unconditionally revoke this Agreement with no further obligation to Sellers. In the case of the Real Property, BIJO shall not be required to replace or repair the property; and, in lieu of Adjustments, Buyer shall have the option to accept BIJO's assignment of the proceeds of BIJO's insurance, or unconditionally revoke this Agreement as provided in phrase (ii) immediately above.

                       Subject always to the provisions of Sections 12 and 14 below, upon Closing all risk of loss of or damage to the Assets shall be assumed by Buyer. Buyer shall insure the individual Aircraft for hull loss in the amounts of the respective Insured Values set forth in Attachment B and for aircraft liability when operated by Era in the amount of $50 million, until the Formula Value for each Aircraft is paid as provided in subsection 4(b) above. AHI shall be named as an additional insured as respects the liability policy and as an additional insured and loss payee as respects the hull policy to the extent of the Formula Values as its interests may appear. Both policies shall waive subrogation to the extent of liabilities assumed by Buyer under this Agreement, as respects AHI, and shall not be materially altered or amended nor canceled without 30 days prior written notice to AHI.

                9. NONCOMPETITION. At Closing Sellers and Guarantor shall execute and deliver a Covenant Not to Compete in the form of Attachment L.

               10. UPDATED INVENTORY. AHI shall provide Buyer an updated inventory of Parts and Equipment as of November 30, 1995, and a final inventory as of Closing delivered no later than December 22, 1995, or seven days following Closing, whichever occurs later. Such inventories shall be certified as complete and accurate as of their effective dates and times.

               11. TERMINATION. Buyer shall have the unconditional right to revoke this Agreement: (a) If Closing has not occurred for any reason by December 31, 1995; (b) If any breach by AHI or BIJO of this Agreement has not been cured by Sellers or expressly waived by Buyer prior to Closing; (c) If the results of Buyer's inspections of the Assets are not satisfactory to Buyer; or (d) For the reasons set forth in Section 8 above. In the event this Agreement is revoked as provided in this Section 11, the parties shall bear their own respective costs and expenses incurred and shall have no further liability under this Agreement.

                12.    INDEMNITY BY SELLERS.

                 a. The only liabilities assumed by Buyer under this Agreement are the obligations of the respective Sellers to perform under the leases, helicopter service contracts, maintenance agreements and other Permits listed in Attachments A and F. Except for liabilities and obligations which result from the condition of the Real Property which exists at the time of Closing, Buyer does not agree to pay, perform, or discharge, and shall not be responsible for, and expressly disclaims any liability for, any other liabilities or obligations of AHI or BIJO, whether accrued, absolute, contingent or otherwise, whether known or not known by the respective Sellers on the date of Closing, which:





Asset Purchase and Sale Agreement                                   page 6 of 57

                       1. result from any event or condition occurring or existing prior to the date of Closing, or

                       2. result from liability for defective performance of any contract or Permit by AHI or BIJO or either's default under any contract or Permit occurring prior to Closing, or

                       3. result from any actual or threatened litigation or other claims of third parties, including without limitation governmental entities, whether arising in contract or tort or claims of violations of law or permits, relating to the Assets, for occurrences prior to or existing at the time of Closing, or

                       4. result from any taxes, similar obligations or assessments attributable to the Assets or the employees of AHI or BIJO, or

                       5. result from either of AHI's or BIJO's directors, officers, employees, consultants, contractors or shareholders, or any claims by any of them relating to or arising out of (i) their employment (including any modification or termination thereof) by either Seller,
                       (ii) any employment contract, (iii) any pension or other benefit or welfare liabilities of either Seller, or (iv) any severance, transaction bonus, supplemental contracts or other bonus or incentive compensation plans of either Seller.

                 b. Except as expressly otherwise provided for in the first sentence of subsection 12(a) above, AHI shall defend and indemnify Buyer and hold Buyer harmless from and against any and all obligations, claims, demands, damages, deaths, injuries to person, property or natural resources, losses, liens, liabilities, penalties, fines, lawsuits, other judicial or administrative proceedings of any kind, deficiencies, costs and expenses of any kind and nature (including reasonable attorneys' fees, consultants' fees, experts' fees and disbursements) ("Liabilities") which result from conditions that exist or events that occur, or were associated with AHI's business operations or the AHI Assets, at or prior to the Closing, or result from any breach of any of the representations, warranties, covenants, terms, conditions, commitments or agreements of AHI contained in this Agreement.

                 c. At or before Closing, AHI shall cause Buyer to be named as an additional insured on its aircraft public liability, hangar keeper's, premises, products and completed operations insurance covering conditions that exist or events that occur before Closing and for events or occurrences otherwise related to AHI's obligations to Buyer under this Agreement, and such insurance shall be primary to Buyer's insurance, shall waive subrogation in favor of Buyer, shall be endorsed to provide contractual liability coverage, and shall warrant Buyer has no operational interest. As respects those operations which occurred prior to Closing, AHI shall keep its products and completed operations policies in force for a period of three years from the date of final payment on the Note; and except as set forth in this sentence, AHI shall have no obligation to maintain any insurance policies beyond the date of Closing. This





Asset Purchase and Sale Agreement                                   page 7 of 57
                 subsection 12(c) shall in no way limit the obligations of AHI to defend and indemnify Buyer pursuant to this Section 12.

                 d. AHI shall defend and indemnify Buyer and hold Buyer harmless from and against any and all obligations, claims, demands, damages, deaths, injuries to person, property or natural resources, losses, liens, liabilities, penalties, fines, lawsuits, other judicial or administrative proceedings of any kind, deficiencies, costs and expenses of any kind and nature (including reasonable attorneys' fees, consultants' fees, experts' fees and disbursements) ("Environmental Liabilities") which result from any and all use, storage, disposal, generation, transportation, release, suspected release, presence or suspected presence of toxic or hazardous substances or any Material of Environmental Concern (as such terms are defined by any applicable federal, state or local governmental law, rule, ordinance or regulation pertaining to conservation or protection of the environment, environmental regulation, contamination or cleanup ("Environmental Laws")) on Lot 5-B of the Real Property on or before the date of Closing, including without limitation costs associated with
                 (i) investigation, removal, disposal and remediation of contamination, and (ii) removal of fuel and lubricant oil tanks, contaminants and hazardous substances. AHI shall pay all costs and penalties arising out of or relating to any remediation or cleanup required as the result of activities or conditions occurring or existing on or before the date of Closing. Buyer shall pay all costs and penalties arising out of or relating to any remediation or cleanup required as the result of activities occurring after the date of Closing. Guarantor, Sellers and Buyer shall to the extent reasonably requested by the other cooperate in any required remediation, make employees available to meet the environmental regulatory officials if, when and as requested, and provide reasonable access to or copies of such documents, records and other data as any party may reasonably request in connection with any required remediation or cleanup. Guarantor's and AHI's obligations under this subsection 12(d) shall be limited to any required remediation or cleanup commenced within three years after Closing and in maximum amount to $300,000.

                 e. Except as expressly otherwise provided for in the first sentence of subsection 12(a) above, BIJO shall indemnify Buyer against all Liabilities which result from any material breach of any of the representations, warranties, covenants, or commitments of BIJO contained in this Agreement, excluding however, any claims, demands, and Liabilities, for personal injury, death and/or property damage which accrue after Closing and which are attributable to any defects or condition of any building or asset located upon or erected upon the BIJO leased premises; and Buyer shall give BIJO reasonable notice of any such claims for indemnity and an opportunity to participate in the defense.

                 f. The only obligation of Sellers to defend and indemnify the Buyer from environmental liabilities is found in subsection 12(d) above. Buyer is expressly taking the risk that the costs of any





Asset Purchase and Sale Agreement                                   page 8 of 57
                 potential environmental liability may exceed the limitations stated in subsection 12(d).

                 13.   CLOSING, COSTS AND APPORTIONMENTS.

                 a. LEGAL FEES. Guarantor, Sellers and Buyer shall each bear their own legal fees.

                 b. CLOSING. Closing of the purchase and sale shall occur at a mutually convenient time on or about December 15, 1995, in Anchorage, Alaska. Buyer may extend the date of Closing for such period of time as may be required, if State of Alaska consent and approval of the Assignments of Lease Agreement have not been obtained as provided herein, however Guarantor and/or AHI have the unconditional right to terminate this Agreement if Closing has not occurred by 5pm, December 31, 1995. If this termination is exercised, all parties shall be responsible for their own legal fees and other expenses with no further recourse against another party.

                 c. TITLE INSURANCE POLICY. The premium costs for the owner's title insurance policy for Buyer's benefit will be borne by BIJO.

                 d. TITLE COMPANY CLOSING FEES, RECORDING AND OTHER CLOSING COSTS. Title company closing fees, registration, recording, filing and other closing costs will be borne equally between Buyer and Sellers. Taxes for 1995, current annual Real Property lease payments to the State of Alaska and sublease payments from Aviall, and similar other sublease and assigned agreement payments, will be prorated as of the date of Closing. There will be no brokerage commissions or finders fees arising out of this transaction and each party hereto shall indemnify the other party or parties to the extent any such commissions or fees are attributable to the indemnifying party.

                 14. GUARANTOR AND SELLERS REPRESENTATIONS AND WARRANTIES. Guarantor and Sellers, as their interests appear, represent and warrant to Buyer that the following are true and correct on and as of the date of this Agreement and will be true and correct through the date of Closing as if made on and as of that date. For purposes of this Section 14, whenever a statement regarding the existence or absence of facts in this Agreement is qualified by a phrase such as "to the best of Seller's knowledge" it is intended by the parties that the only information to be attributed to such person or entity is information actually known to (a) a partner in the case of BIJO, or (b) in the case of a corporation an officer or senior management official to include the Director of Operations and Director of Maintenance, as a result of his employment, but no such officer or senior management official shall be required to make inquiries of any other person unless such additional inquiries would be deemed to be necessary by a reasonable person in the ordinary course of business:

                 a. Guarantor and AHI, each, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified to do business and is in good standing in the State of Alaska; BIJO is an Alaska general





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
                 partnership duly organized and validly existing, and is qualified to do business and in good standing in Alaska. Each of the Sellers has the power and authority to own, lease and operate the assets now owned, leased and operated by it. BIJO has delivered to Buyer complete and correct copies of its partnership agreement, as amended and in effect on the date of this Agreement and the date of Closing.

                 b. Guarantor and each Seller may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice or otherwise, except for the consent and approval of the State of Alaska to the Assignments of Lease Agreement expressly described in this Agreement, and except as otherwise expressly provided herein.

                 c. Guarantor and each Seller has the power to enter into this Agreement and carry out its respective obligations hereunder. This Agreement has been duly authorized, executed and delivered by Guarantor and each Seller, as its interests appear, and constitutes the legal, valid and binding obligations of, and is enforceable against, Guarantor and each Seller.

                 d. The execution, delivery and performance of this Agreement does not and will not constitute a violation of Guarantor's or either Seller's articles of incorporation, as amended, or its bylaws, as amended, or its partnership agreement, as amended, or result in any lien against the Assets, except as otherwise expressly provided herein; constitute a violation of any applicable statute, judgment, order, decree or regulation or rule relating to Guarantor or either Seller or its respective Assets; or conflict with, constitute a breach or default under, or give rise to any right of termination, cancellation or acceleration under, any term or provision of any material contract, agreement, lease, mortgage, deed of trust, commitment, license, franchise, permit, authorization or any other instrument or obligation to which Guarantor or either Seller is a party or by which its respective assets are bound; or constitute any event which with notice, lapse of time, or both, would result in any such conflict, breach, default or right.

                 e.    Without limiting the foregoing provisions of this
                 Section 14, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein, have been duly authorized and approved by the respective boards of directors and partners.

                 f. All Assets that are real or tangible personal property held by each Seller under leases are held under lease agreements that are valid and binding and in full force and effect. For each Seller which has a current lease, such leases are not in default, and no notice of alleged default has been received by such Seller, and no party thereto is in default or alleged to be in default thereunder. For each Seller which has such a lease, none of the rights under any such lease will be impaired by the consummation of the transactions contemplated by this Agreement, assuming that the consent and




Asset Purchase and Sale Agreement                                  page 10 of 57
                 approval of the State of Alaska to the Assignments of Lease Agreement related to the Real Property is obtained.

                 g. To the best of the respective Seller's knowledge, there are no claims, actions, suits or proceedings, or governmental or administrative investigations pending or threatened against the respective Seller or any of its Assets.

                 h. The Permits and Other Assets listed on Attachment F and Attachment G, constituting a part of the Assets, are valid and binding and in full force and effect, have not been amended or supplemented in any manner or respect and upon consummation of the transactions contemplated by this Agreement will continue to be valid, in full force and effect and enforceable by Buyer in accordance with their respective terms. There are no defaults by AHI thereunder and AHI knows of no defaults thereunder by any other party thereto, and no event has occurred that with the lapse of time or action or inaction by any party thereto would result in a violation thereof or a default thereunder. None of the rights to the AHI Assets or under the Permits or Other Assets will be impaired by the consummation of the transactions contemplated by this Agreement, and all such rights will inure to and be enforceable according to their respective terms by Buyer after the date of Closing without the authorization, consent, approval, permit or license of, or filing with, any other person. None of the rights to the AHI Assets or under the Permits or Other Assets referenced in this subsection 14(h) have been or are threatened to be revoked, canceled, suspended or modified.

                 i. The respective Sellers, to the best of their knowledge, have delivered to Buyer complete copies of all Permits, As-Built Drawings and plans and specifications of the improvements to the Real Property, and other documents and records related to the Assets.

                 j. To the best of Guarantor's, BIJO's and AHI's knowledge: no BIJO Asset is or has been in violation of, or is subject to a remedial or reporting obligation under, any Environmental Laws; there are no underground storage tanks, pits, sumps or impoundments, as defined under any applicable Environmental Laws, on any of the Real Property, except a 300 gallon underground storage tank on Lot 5-B; Sellers have received no notice of any violation or non-compliance with, or remedial obligation under Environmental Laws (except the removal of a gasoline storage tank on Lot 5-B, which was done in the summer of 1992); and there are no outstanding injunctions, decrees, orders, judgments, lawsuits, claims, proceedings or investigations pending or threatened under Environmental Laws relating to the Real Property. However this section as it relates to BIJO does not put any affirmative duty on BIJO to perform any environmental audit, inspection or make any inquiry other than what is presently known by the partners of BIJO. BIJO has furnished to Buyer copies of documents it has relating to the environmental conditions on the property, but BIJO disclaims any expertise in such matters, and does not warrant that the





Asset Purchase and Sale Agreement                                  page 11 of 57
                 information contained in such copies of documents is true or accurate.

                 k. Guarantor and each Seller is not insolvent, nor will such party be rendered insolvent by the transactions contemplated by this Agreement.

                 l. All taxes on the Assets owned by each Seller which have come due have been paid.

                 m. The tangible AHI Assets are in good operating condition, order and repair, subject to ordinary wear and tear, and have been maintained in accordance with standard industry practice, and conform in all material respects with all applicable legal requirements. The Aircraft and Parts are airworthy, except for such Parts as are indicated otherwise by appropriate maintenance or other inventory or work in progress records. The aircraft maintenance records shall be accurate as of closing.

                 n. To the best of BIJO's knowledge, improvements to the Real Property and fixtures did not violate applicable building, fire or other applicable codes at the time constructed, modified, installed, repaired or reconstructed. However this statement as it relates to BIJO does not put any affirmative duty on BIJO to perform any inspection or make any inquiry other than what is presently and actually known by the partners of BIJO. BIJO has furnished to Buyer copies of documents it has relating to the construction of the building, but BIJO disclaims any expertise in such matters, and does not warrant that the information contained in such copies of documents is true or accurate.

                 o. There are no assets of the kinds contemplated to be sold under this Agreement that have not been fully disclosed to Buyer and that are not in fact being sold under this Agreement.

                 p. BIJO has no employees and no employee pension plans; AHI does not participate in any Multi- employer Pension Plan and is subject to no employee collective bargaining agreement.

                 15. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Sellers that the following are true and correct on and as of the date of this Agreement and will be true and correct through the date of Closing as if made on and as of that date:

                 a. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington and is qualified to transact business and is in good standing in the State of Alaska. Buyer has the corporate power and authority to own, lease or operate all properties and assets now owned, leased or operated by it and to carry on its business as now conducted.

                 b. Buyer may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice or otherwise, except for





Asset Purchase and Sale Agreement                                  page 12 of 57
                 the consent and approval of the State of Alaska to the Assignments of Lease Agreement related to the Real Property expressly contemplated by this Agreement.

                 c. The execution, delivery and performance of this Agreement do not and will not constitute a violation of the articles of incorporation, as amended, or the bylaws, as amended, of Buyer, or constitute a violation or default under any contract to which Buyer is a party.

                 d. The execution, delivery and performance of this Agreement have been duly authorized by Buyer, and this Agreement constitutes the legal, valid and binding obligation of Buyer.

                 e. Buyer is not, nor will the execution of this Agreement cause Buyer to become, insolvent.

                 16. GUARANTOR GUARANTY. Guarantor unconditionally guarantees each and every obligation of AHI under this Agreement as set forth in Attachment M.

                 17. LAWS OF ALASKA, AMBIGUITIES, GOOD FAITH PERFORMANCE. Every provision of this Agreement shall be construed and enforced in accordance with the laws of the State of Alaska. The canon of contract interpretation that ambiguities, if any, in a writing be construed against the drafter shall not apply to this Agreement. The parties agree to do such things and execute such further documents and assurances, including without limitation title or escrow closing instructions, as may be necessary or advisable in order to carry out the terms and conditions of this Agreement. Whenever the context so requires, the singular of Sellers includes the plural and the plural of Sellers includes the singular.

                 18. ACTIONS, JURISDICTION AND VENUE. If any of Guarantor, AHI, BIJO or Buyer fails or refuses to comply with the conditions agreed to by it or to perform any of its respective obligations hereunder, any legal action or other proceeding for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with this Agreement or the transactions contemplated hereby, shall be maintained in the appropriate court located in Anchorage, Alaska. The prevailing party in any such action or proceeding shall be entitled to recover full reasonable attorneys fees and costs in addition to any other relief to which it may be entitled.

                 19. ASSIGNMENT, MODIFICATION, ENTIRE UNDERSTANDING OF PARTIES. The rights or obligations of Guarantor or either Seller hereunder shall not be assigned without the prior written consent of Buyer. Any purported assignment without such prior written consent shall be void.

                       This Agreement may be modified with the mutual consent of all the parties; provided, however, that no such modification shall be valid or binding unless such modification is in writing, duly dated and signed by Guarantor, Sellers and Buyer. This Agreement, with its Attachments, which are incorporated by reference as though set forth in full herein, constitutes the entire agreement between the parties. No party shall be bound by any other terms, conditions, statements or representations, oral or written, not herein contained.





Asset Purchase and Sale Agreement                                  page 13 of 57

Each party hereby acknowledges that in executing this Agreement, it has not been induced, persuaded or motivated by any promise or representation made by any other party unless expressly set forth herein. All previous negotiations, statements, and prior offers by the parties or their representatives, including the document signed the 18th day of August 1995 by Era, AHI and BIJO, are superseded by and merged into this Agreement.

                 20. WAIVER. Any waiver of any term or condition of this Agreement, or any amendment of this Agreement, shall be effective only if in writing and signed by the waiving party. A waiver of breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights at any other time to enforce strict compliance thereafter with every term or condition of this Agreement.

                21. SURVIVAL. All warranties, covenants, representations and obligations contained in this Agreement or in any certificate, assignment, document or other instrument delivered in connection herewith shall survive the Closing and will not be affected by any investigation, verification, or approval by any party or anyone on behalf of any party.

                22. ACCESS TO RECORDS AND OPERATIONS. Between the date of this Agreement and Closing: (a) Each Seller shall give Buyer, its agents and representatives, access to its respective Assets and related records and furnish such information with respect to Sellers and the Assets as Buyer shall from time to time reasonably request; (b) AHI and BIJO shall operate only in the ordinary course of their respective businesses and in compliance with all applicable laws and regulations; (c) Sellers shall not enter into any transaction or contract, or amend or terminate any transaction or contract, substantially affecting the value of any Asset, normal wear and tear excepted;
(d) Each Seller shall cause the tangible Assets owned by it to be maintained and repaired in accordance with past practices of Sellers, except that Sellers shall not contract with any third party or parties for repair or service of any Assets without Buyer's written consent, which consent shall not be unreasonably withheld; (e) Each Seller shall cause its respective Assets to be operated and maintained so that the representations and warranties of such Seller contained herein shall continue to be true and correct on and as of the date of Closing;
(f) Each Seller and Buyer shall advise the others promptly in writing of any condition or circumstance, known to it, occurring from the date of this Agreement to and including the date of Closing that would cause the respective representations and warranties of the respective Seller or Buyer contained herein or contemplated by this Agreement to become untrue in any material respect.

                23. CONSENTS. Sellers and Buyer shall use their respective best efforts to obtain the consent and approval of the State of Alaska to the Assignments of Lease Agreement and any other required consents relating to the transactions contemplated by this Agreement.

                24. SURRENDER. Within 30 days after Closing, AHI shall surrender its Air Carrier Operating Certificate to the Federal Aviation Administration.

                25. NOTICE. Any notice required or contemplated under this Agreement shall be in writing and shall be delivered personally or by telex, facsimile, United States mail (postage prepaid), or express courier or delivery service, as follows:





Asset Purchase and Sale Agreement                                  page 14 of 57

                       If to BIJO:

                       P.O. Box 220554
                       Anchorage, Alaska 99522
                         Attention:  Rex Bishopp
                       Phone:  (907) 243-1097

                       If to AHI:

                       Alaska Helicopters, Inc.
                       P.O. Box 3500
                       Portland, Oregon 97208
                         Attention:  President
                       Phone:  (503) 678-1222
                       Facsimile:  (503) 678-5841
                       or physical address:
                       Aurora State Airport
                       Aurora, Oregon 97002

                       If to Guarantor:

                       Columbia Helicopters, Inc.
                       P.O. Box 3500
                       Portland, Oregon 97208
                         Attention:  President
                       Phone:  (503) 678-1222
                       Facsimile:  (503) 678-5841
                       or physical address:
                       Aurora State Airport
                       Aurora, Oregon 97002

                       If to Buyer:

                       Era Aviation, Inc.
                       6160 South Airpark Drive
                       Anchorage, Alaska 99502
                       Telephone: (907) 248-4422
                       Facsimile: (907) 266-8350
                         Attention: President

or at such other address as the respective party shall have designated by written notice, as provided in this Section 25, to the other parties. Notices shall be deemed given when received or upon the date of attempted delivery where delivery is refused.

                26. SIGNATURES. The signatures of Guarantor, AHI, BIJO and Buyer in the spaces hereinafter provided shall indicate their respective concurrence and agreement with the terms and conditions set forth in this Agreement consistent with their respective obligations. By execution of this Agreement, each of the parties hereto further represents and warrants that all respective corporate or partnership actions necessary for execution of this Agreement have been duly and properly taken.





Asset Purchase and Sale Agreement                                  page 15 of 57

          IN WITNESS WHEREOF, Guarantor, Sellers and Buyer have executed this Agreement as of the date first set forth above.

  GUARANTOR:                                   BUYER:

  Columbia Helicopters, Inc.,                  Era Aviation, Inc.,
      an Oregon corporation                         a Washington corporation



  By:        /s/ MICHAEL A. FAHEY              By:    /s/ JACK BIRMINGHAM
       ----------------------------------         -----------------------------
  Title:        V.P. Finance                        Jack Birmingham,
        ---------------------------------           Vice President
  Oregon Drivers License #1047337 5/17/97      Airline Employee I.D. Code #01940


  By:           /s/ RICHARD H. HUMPHREYS
      -----------------------------------
  Title:           Secretary
          -------------------------------
  Oregon Drivers License #2023573 7/20/98


  SELLERS:

  Alaska Helicopters, Inc.,
      an Alaska corporation



  By:        /s/ MICHAEL A. FAHEY
    -------------------------------------
  Title:            Treasurer
          -------------------------------
  Oregon Drivers License #1047337 5/17/97


  By:           /s/ RICHARD H. HUMPHREYS
      -----------------------------------
  Title:           Secretary
          -------------------------------
  Oregon Drivers License #2023573 7/20/98


                           BIJOS Enterprises,
                                a/k/a BIJO Enterprises,
                                an Alaska general partnership



  By:       /s/ REX I. BISHOPP             By: /s/ ELLA BLADE BY REX I. BISHOPP
     ----------------------------------        ---------------------------------
  Title:           PARTNER                 Title:       Attorney in Fact
         ------------------------------           ------------------------------
  ADL 0260010 6/6/99


  By:      /s/ RUTH M. BISHOPP             By:        /s/ CLINTON O. JOHNSON
     ----------------------------------        ---------------------------------
  Title:           PARTNER                 Title:          PARTNER
         ------------------------------           ------------------------------
  ADL 0420112 6/9/99                         ADL 0662978 4/16/99


  By:         /s/ LYNN C. JOHNSON              By:      /s/ THOMAS CRAIG
     ----------------------------------        ---------------------------------
  Title:           PARTNER                 Title:           PARTNER
         ------------------------------           ------------------------------
  ADL 0381865 9/37/00                        ADL 0305957 5/25/96


  By:  /s/ GARY BLADE BY REX.I. BISHOPP    By:        /s/ EILEEN M. CRAIG
      ---------------------------------        ---------------------------------
  Title:      Attorney in Fact             Title:           PARTNER
        -------------------------------           ------------------------------
                                             ADL 0253620 3/29/99





Asset Purchase and Sale Agreement                                  page 16 of 57

                                  BIJOS Enterprises,
                                       a/k/a BIJO Enterprises,
                                       an Alaska general partnership
                                  (Continued)


         By:      /s/ STEVEN R. SMITH
             ----------------------------
         Title:          PARTNER
                -------------------------
         ADL 0381072 5/22/00


STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

          The foregoing instrument was acknowledged before me this 5th day of December, 1995, by Michael A. Fahey, and Richard H. Humphreys, Jr. who are the Vice President Finance and Secretary, respectively, of Columbia Helicopters, Inc., an Oregon corporation, on behalf of the corporation.


                                     /s/ SUSAN M. RUNYON
                                     ---------------------------
                                     NOTARY PUBLIC FOR ALASKA
                                     My commission expires:  November 21, 1997


STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

          The foregoing instrument was acknowledged before me this 5th day of December, 1995, by Michael A. Fahey, and Richard H. Humphreys, Jr., who are the Treasurer and Secretary, respectively, of Alaska Helicopters, Inc., an Alaska corporation, on behalf of the corporation.



                                     /s/ SUSAN M. RUNYON
                                     ----------------------------
                                     NOTARY PUBLIC FOR ALASKA
                                     My commission expires:  November 21, 1997





Asset Purchase and Sale Agreement                                  page 17 of 57

STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

          The foregoing instrument was acknowledged before me this 5th day of December, 1995, by Rex. I. Bishopp, Ruth M. Bishopp, Lyan C. Johnson, Gary Blade, Ella Blade, Clinton O. Johnson, Thomas Craig, Eileen M. Craig, Steven R. Smith, partners (or agents) on behalf of BIJOS Enterprises, a/k/a BIJO Enterprises, an Alaska general partnership.



                                     /s/ SUSAN M. RUNYON
                                     ---------------------------
                                     NOTARY PUBLIC FOR ALASKA
                                     My commission expires:  November 21, 1997


STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

          The foregoing instrument was acknowledged before me this 5th day of December, 1995, by Jack Birmingham, who is Vice President of Era Aviation, Inc., a Washington corporation, on behalf of the corporation.


                                     /s/ SUSAN M. RUNYON
                                     ---------------------------
                                     NOTARY PUBLIC FOR ALASKA
                                     My commission expires:  November 21, 1997




Asset Purchase and Sale Agreement                                  page 18 of 57

                              INDEX OF ATTACHMENTS




         A       BIJO Assets, Real Property and Other Assets

                 A-1   Forms of Assignments of Lease Agreements

                 A-2   Copies of the Airport Lease Agreements

         B       Aircraft

         C       Parts

         D       Vehicles

         E       Equipment

         F       Permits

         G       Other Assets

         H       Excluded Assets

         I       Adjustments to Purchase Price

         J       Note

         K       Security Agreement

         L       Covenant Not to Compete

         M       Guaranty Agreement





Asset Purchase and Sale Agreement                                  page 19 of 57

                                  ATTACHMENT A
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 2(A)

                  BIJO ASSETS, REAL PROPERTY AND OTHER ASSETS


     The following constitute BIJO Assets under Section 2 of the Asset Purchase and Sale Agreement, to which this document is attached: All Real Property, including appurtenances, as owned or possessed by BIJO on August 18, 1995, excepting only those items listed on Attachment H, and in the same condition as on August 18, 1995, normal wear and tear excepted (premature failure or damage do not constitute normal wear and tear), including without limitation the following (all dimensions are approximate):

           1. Leasehold for Lot 5-B, Lease No. ADA-02970, including 121,589 square feet.

           2. Leasehold for Lot 6-B, Lease No. ADA-03722, including 151,441 square feet.

           3.  Hangar, 100'  X  120', built 1980, 12,000 square feet.

           4.  Office, 24'  X  120', two story, built 1980, 4,800 square feet.

           5.  Office addition, 25'  X  80', built 1989, 2,000 square feet.

           6.  Warehouse addition, 20'  X  111', built 1989, 2,200 square feet.

           7.  Shed, 336 square feet.

           8.  Generator building, 160 square feet.

           9.  Five stall garage, 2,400 square feet.

          10. Affixed equipment, such as overhead cranes, pumps, and generator.

          11.  Overhead fire extinguishing systems and equipment.

          12. The Aviall Sublease dated February 15, 1987, as amended by extensions dated May 10, 1990, January 18, 1995 and May 30, 1995 (currently expected to terminate December 31, 1995).

          13. All maps, as-builts, plans, specifications, blueprints, designs, and maintenance and service records and manuals relating to the Real Property.

          14.  All manufacturers' warranties related to BIJO Assets.





Asset and Sale Agreement                                           page 20 of 57
                                  Attachment A

                                  BILL OF SALE

                  BIJO ASSETS, REAL PROPERTY AND OTHER ASSETS


     For and in consideration of $10 and Other Valuable Consideration, receipt and sufficiency of which are hereby acknowledged, the undersigned, BIJOS Enterprises a/k/a BIJO Enterprises, an Alaska general partnership, owner of full legal and beneficial title of the Items described as follows:

             All BIJO Assets listed in paragraphs 3 through 14, Attachment A, BIJO Assets, Real Property and Other Assets, to that certain Asset Purchase and Sale Agreement, made and entered by and among BIJOS Enterprises and Era Aviation, Inc. and others as of December 5, 1995, a true and correct copy of which Attachment A, BIJO Assets, Real Property and Other Assets, is attached hereto as Exhibit A and incorporated by this reference as though set forth in full in this paragraph;

does sell such Assets as is where is and does this __ day of December, 1995, hereby sell, grant, transfer and deliver all rights, titles and interests in and to such Items unto:

                           Era Aviation, Inc.
                           6160 South Airpark Drive
                           Anchorage, Alaska 99502

and to its successors and assigns, to have and to hold singularly the said Items forever, and warrants the good and marketable titles thereof, free and clear of all liens and encumbrances, and that it has full right and power to sell the same and will defend the same against any claims and demands of other persons.

     IN TESTIMONY WHEREOF I have set my hand and seal this __ day of December, 1995.


                                        Seller:

                                        BIJOS Enterprises,
                                             a/k/a BIJO Enterprises,
                                             an Alaska general partnership



                                        By:  _____________________________
                                             Rex I. Bishopp,
                                             Managing General Partner





Asset Purchase and Sale Agreement                                  page 21 of 57

                                  Attachment A

                                 ATTACHMENT A-1
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 5(A)


                    ASSIGNMENTS OF AIRPORT LEASE AGREEMENTS



                         ASSIGNMENT OF LEASE AGREEMENT
                                   ADA-02970

                 Know all men by these presents that BIJOS Enterprises, a/k/a BIJO Enterprises, an Alaska general partnership, whose address is P.O. Box 220554, Anchorage, Alaska 99522, hereinafter called the Assignor, in consideration of One Dollar ($1) and other good and valuable consideration paid by Era Aviation, Inc., a Washington corporation, hereinafter called the Assignee, whose address is 6160 South Airpark Drive, Anchorage, Alaska 99502, does hereby assign, transfer and set over to the Assignee all of the Assignor's right, title, and interest in and to that certain Lease Agreement dated August 13, 1976, known as Lease Agreement ADA-02970 as amended by Supplement Nos. 1-7, and the leasehold interests therein described, which covers the following described real property situated in the Anchorage Recording District, Third Judicial District, State of Alaska:

             Lot Five "B" (5B), Block Eighteen (18), on the Anchorage International Airport, as shown on the unrecorded plat on file with the State of Alaska, Department of Transportation and Public Facilities, Anchorage International Airport, Division of Airport Leasing;

and, warrants the term of the leasehold is until August 15, 2011, and further warrants the same free and clear of all liens and encumbrances, except reservations, exceptions, restrictions and easements of record, and subject to that certain sublease between Aviall and Assignor.

                 The effective date of this assignment is December __, 1995.


ASSIGNOR:

BIJOS Enterprises,
     a/k/a BIJO Enterprises,
     an Alaska general partnership



By:  ___________________________________________
     Name: _____________________________________
     Title: ____________________________________





Asset Purchase and Sale Agreement                                  page 22 of 57
                                 Attachment A-1

STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

                 THIS IS TO CERTIFY that on this __ day of December, 1995, before me personally appeared ____________, known to me and known to be the _______________ of BIJOS Enterprises, a/k/a BIJO Enterprises, an Alaska general partnership, which executed the foregoing instrument, and he acknowledged to me that he signed the same for and on behalf of this partnership and that he is fully authorized to do so.

                 IN WITNESS WHEREOF, I have set my hand and affixed my official seal the day and year written above.



                                     __________________________________
                                     NOTARY PUBLIC IN AND FOR ALASKA
                                     My Commission Expires:  __________


                           ACCEPTANCE OF ASSIGNMENT

                 Era Aviation, Inc., as Assignee, accepts the foregoing Assignment of Lease Agreement ADA-02970, as amended by Supplement Nos. 1-7, and the leasehold interests therein described, and agrees to keep and perform all terms, conditions, covenants and provisions of such Lease Agreement. The effective date of this acceptance is December __, 1995.


ASSIGNEE:

Era Aviation, Inc.,
     a Washington corporation



By:  __________________________________________
     Charles W. Johnson
     President





Asset Purchase and Sale Agreement                                  page 23 of 57
                         Attachment A-1

STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

                 On this __ day of December, 1995, before me personally appeared Charles W. Johnson, known to me to be the President of Era Aviation, Inc., a Washington corporation, which executed the foregoing instrument, and he acknowledged to me that he executed the same for and on behalf of this corporation, and that he is fully authorized to do so.

                 IN WITNESS WHEREOF, I have set my hand and affixed my official seal the day and year written above.



                                           _________________________________
                                           NOTARY PUBLIC IN AND FOR ALASKA
                                           My Commission Expires:  _________


                             CONSENT TO ASSIGNMENT

                 The State of Alaska, Department of Transportation and Public Facilities, Anchorage International Airport, Lessor in Lease Agreement ADA-02970, dated August 13, 1976, as amended by Supplement Nos. 1-7, by and through its Chief of Leasing, consents to the foregoing Assignment of Lease Agreement, ADA-02970, effective December __, 1995, assigning all right, title and interest of the Assignor, Lessee BIJOS Enterprises, a/k/a BIJO Enterprises, in such Lease Agreement to Assignee, Era Aviation, Inc., whose address is 6160 South Airpark Drive, Anchorage, Alaska 99502, and verifies that the subject Lease Agreement is in full force and effect and valid and that to the State's knowledge is not currently in default.

                 This consent is given subject to and providing that if there is a conflict between Lease Agreement ADA- 02970, as amended by Supplement Nos. 1-7, and the Assignment or its underlying documents, Lease Agreement ADA-02970, as amended by Supplement Nos. 1-7, governs, and unless specifically provided otherwise in this consent, nothing in the Assignment or its





Asset Purchase and Sale Agreement                                  page 24 of 57
                                 Attachment A-1
underlying documents will operate to grant the Assignee greater rights or obligate the Lessor to greater obligations, than the respective rights and obligations set out in Lease Agreement ADA-02970, as amended by Supplement Nos. 1-7.

                 The effective date of this consent is December __, 1995.


                                STATE OF ALASKA,
                                Department of Transportation and
                                Public Facilities



                                By:  ___________________________________________
                                     Diane E. Barth,  Chief of Leasing,
                                     Anchorage International Airport


STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

                 THIS IS TO CERTIFY that on this __ day of December, 1995, before me, the undersigned, a Notary Public, in and for the State of Alaska, duly commissioned and sworn, personally appeared Diane E. Barth, Chief of Leasing, Anchorage International Airport, Department of Transportation and Public Facilities, and she acknowledged to me that she executed the foregoing instrument freely and voluntarily on behalf of the State of Alaska, Department of Transportation and Public Facilities, for the uses and purposes therein set forth and that she is authorized by said State of Alaska so to do.

                 IN WITNESS WHEREOF, I have set my hand and affixed my official seal, the day and year first written above.



                                ____________________________________
                                NOTARY PUBLIC IN AND FOR ALASKA
                                My Commission Expires:  ____________





Asset Purchase and Sale Agreement                                  page 25 of 57
                                 Attachment A-1

                         ASSIGNMENT OF LEASE AGREEMENT
                                   ADA-03722

                 Know all men by these presents that BIJOS Enterprises, a/k/a BIJO Enterprises, an Alaska general partnership, whose address is P.O. Box 220554, Anchorage, Alaska 99522, hereinafter called the Assignor, in consideration of One Dollar ($1) and other good and valuable consideration paid by Era Aviation, Inc., a Washington corporation, hereinafter called the Assignee, whose address is 6160 South Airpark Drive, Anchorage, Alaska 99502, does hereby assign, transfer and set over to the Assignee all of the Assignor's right, title, and interest in and to that certain Lease Agreement dated March 19, 1979, known as Lease Agreement ADA-03722 as amended by Supplement Nos. 1-5, and the leasehold interests therein described, which covers the following described real property situated in the Anchorage Recording District, Third Judicial District, State of Alaska:

             Lot Six "B" (6B), Block Eighteen (18), on the Anchorage International Airport, as shown on the unrecorded plat on file with the State of Alaska, Department of Transportation and Public Facilities, Anchorage International Airport, Division of Airport Leasing;

and, warrants the term of the leasehold is until August 15, 2011, and further warrants the same free and clear of all liens and encumbrances, except reservations, exceptions, restrictions and easements of record, and subject to that certain sublease between Aviall and Assignor.

                  The effective date of this assignment is December __, 1995.


ASSIGNOR:

BIJOS Enterprises,
     a/k/a BIJO Enterprises,
     an Alaska general partnership



By:  ________________________________________
     Name:  _________________________________
     Title: _________________________________





Asset Purchase and Sale Agreement                                  page 26 of 57
                                 Attachment A-1

STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

                 THIS IS TO CERTIFY that on this __ day of December, 1995, before me personally appeared ____________, known to me and known to be the _______________ of BIJOS Enterprises, a/k/a BIJO Enterprises, an Alaska general partnership, which executed the foregoing instrument, and he acknowledged to me that he signed the same for and on behalf of this partnership and that he is fully authorized to do so.

                 IN WITNESS WHEREOF, I have set my hand and affixed my official seal the day and year written above.



                                      __________________________________________
                                           NOTARY PUBLIC IN AND FOR ALASKA
                                           My Commission Expires:  ____________


                            ACCEPTANCE OF ASSIGNMENT

                 Era Aviation, Inc., as Assignee, accepts the foregoing Assignment of Lease Agreement ADA-03722, as amended by Supplement Nos. 1-5, and the leasehold interests therein described, and agrees to keep and perform all terms, conditions, covenants and provisions of such Lease Agreement. The effective date of this acceptance is December __, 1995.


ASSIGNEE:

Era Aviation, Inc.,
     a Washington corporation



By:  _____________________________________
     Charles W. Johnson
     President





Asset Purchase and Sale Agreement                                  page 27 of 57
                                 Attachment A-1

STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

                 On this __ day of December, 1995, before me personally appeared Charles W. Johnson, known to me to be the President of Era Aviation, Inc., a Washington corporation, which executed the foregoing instrument, and he acknowledged to me that he executed the same for and on behalf of this corporation, and that he is fully authorized to do so.

                 IN WITNESS WHEREOF, I have set my hand and affixed my official seal the day and year written above.



                                   ____________________________________
                                   NOTARY PUBLIC IN AND FOR ALASKA
                                   My Commission Expires:  ____________


                             CONSENT TO ASSIGNMENT

                 The State of Alaska, Department of Transportation and Public Facilities, Anchorage International Airport, Lessor in Lease Agreement ADA-03722, dated March 19, 1979, as amended by Supplement Nos. 1-5, by and through its Chief of Leasing, consents to the foregoing Assignment of Lease Agreement, ADA-03722, effective December __, 1995, assigning all right, title and interest of the Assignor, Lessee BIJOS Enterprises, a/k/a BIJO Enterprises, in such Lease Agreement to Assignee, Era Aviation, Inc., whose address is 6160 South Airpark Drive, Anchorage, Alaska 99502, and verifies that the subject Lease Agreement is in full force and effect and valid and that to the State's knowledge is not currently in default.

                 This consent is given subject to and providing that if there is a conflict between Lease Agreement ADA- 03722, as amended by Supplement Nos. 1-5, and the Assignment or its underlying documents, Lease Agreement ADA-03722, as amended by Supplement Nos. 1-5, governs, and unless specifically provided otherwise in this consent, nothing in the Assignment or its





Asset Purchase and Sale Agreement                                  page 28 of 57
                                 Attachment A-1
underlying documents will operate to grant the Assignee greater rights or obligate the Lessor to greater obligations, than the respective rights and obligations set out in Lease Agreement ADA-03722, as amended by Supplement Nos. 1-5.

                 The effective date of this consent is December __, 1995.


                                      STATE OF ALASKA,
                                      Department of Transportation and
                                      Public Facilities



                                      By:  _____________________________________
                                           Diane E. Barth,  Chief of Leasing,
                                           Anchorage International Airport


STATE OF ALASKA                            )
                                           ) ss.
THIRD JUDICIAL DISTRICT                    )

                 THIS IS TO CERTIFY that on this __ day of December, 1995, before me, the undersigned, a Notary Public, in and for the State of Alaska, duly commissioned and sworn, personally appeared Diane E. Barth, Chief of Leasing, Anchorage International Airport, Department of Transportation and Public Facilities, and she acknowledged to me that she executed the foregoing instrument freely and voluntarily on behalf of the State of Alaska, Department of Transportation and Public Facilities, for the uses and purposes therein set forth and that she is authorized by said State of Alaska so to do.

                 IN WITNESS WHEREOF, I have set my hand and affixed my official seal, the day and year first written above.



                                      ____________________________________
                                      NOTARY PUBLIC IN AND FOR ALASKA
                                      My Commission Expires:  ____________





Asset Purchase and Sale Agreement                                  page 29 of 57
                                 Attachment A-1

                                 ATTACHMENT A-2
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 5(a)


                       COPIES OF AIRPORT LEASE AGREEMENTS



          THE ATTACHED PAGES 30A THROUGH 30BO ARE PRESENTED BY BIJO AS TRUE AND CORRECT COPIES OF THE AIRPORT LEASE AGREEMENTS COVERING LOT 5-B AND LOT 6-B.






Asset Purchase and Sale Agreement                                  page 30 of 57
                               Attachment A-2

                                  ATTACHMENT B
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 2(b)

                                    AIRCRAFT


     The following constitute AHI Assets under Section 2 of the Asset Purchase and Sale Agreement, to which this document is attached: The Aircraft listed below, as owned or possessed by AHI on August 18, 1995, and equipped and configured and in the same condition as on August 18, 1995, normal wear and tear excepted (premature failure or damage do not constitute normal wear and tear):

                                                      INSURED          FORMULA
        MAKE     MODEL  "N" NO.   MFG SN   YEAR        VALUE            VALUE
     1  Bell       212   N213AH    30554   1973  $ 1,200,000.00   $   935,258.80
     2  Bell       212   N212AH    30853   1977    1,200,000.00       935,258.80
     3  Bell     205A1   N58116    30133   1973      965,000.00       752,103.96
     4  Bell     205A1   N183AH    30217   1976    1,055,000.00       822,248.37
     5  Bell    206BII   N265AH      369   1969      225,000.00       175,361.03
     6  Bell    206BII   N7982J      738   1971      225,000.00       175,361.03
     7  Bell   206BIII   N371AH     1660   1975      295,000.00       229,917.79
     8  Bell   206BIII   N577AH     2989   1980      375,000.00       292,268.38
     9  Bell   206BIII   N401AH     3314   1981      310,000.00       241,608.52
    10  Bell   206BIII   N2300Y     3576   1982      310,000.00       241,608.52
    11  Bell   206BIII   N2300Z     3583   1982      310,000.00       241,608.52
    12  Bell     206L1   N3928B    45214   1978      595,000.00       463,732.49
    13  Bell     206L1   N5013G    45254   1979      595,000.00       463,732.49
    14  Bell     206L1   N210AH    45314   1979      595,000.00       463,732.49
    15  Bell     206L1   N222AC    45354   1979      595,000.00       463,732.49

                         SUBTOTAL                $ 8,850,000.00   $ 6,897,533.68

    16 Cessna     185F   N118AH 18503865   1979  $    95,000.00   $    74,041.32
                                                  --------------  --------------
                         TOTAL                   $ 8,945,000.00   $ 6,971,575.00
                                                  ==============  ==============
                         Factor:                    0.779382337



Asset Purchase and Sale Agreement                                  page 31 of 57
                                  Attachment B

                                  ATTACHMENT C
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 2(c)

                                     PARTS


     The following constitute AHI Assets under Section 2 of the Asset Purchase and Sale Agreement, to which this document is attached: All engines, parts, components, accessories, instruments, avionics, airframe components, hardware and related items, as owned or possessed by AHI on August 18, 1995, and in the same condition as on August 18, 1995, normal wear and tear excepted (premature failure or damage do not constitute normal wear and tear), including those items listed or described in the Inventory List, signed by AHI and Buyer, and on file at Era Aviation, Inc., 6160 South Airpark Drive, Anchorage, Alaska 99502.

     The Inventory List is defined as including the Control Stock Inventory, computer generated by CHI and dated as of November 30, 1995, and the Era Inventory, generated by Era personnel and dated as of October 31, 1995, excluding those parts designated in CHI fax no. 52298 to Era Aviation, Inc., dated November 8, 1995. These two documents list Parts, Equipment and miscellaneous items of varying descriptions. The parties understand and contemplate that items may move from one list to another from time to time, or from a list to an Aircraft, to work in process, to stores, and the like; but that all items should remain in the AHI system and remain accounted for.





Asset Purchase and Sale Agreement                                  page 32 of 57
                                  Attachment C

                                  BILL OF SALE

                                     PARTS


        For and in consideration of $10 and Other Valuable Consideration, receipt and sufficiency of which are hereby acknowledged, the undersigned, Alaska Helicopters, Inc., owner of full legal and beneficial title of the Items described as follows:

             All AHI Assets listed in Attachment C, Parts, to that certain Asset Purchase and Sale Agreement, made and entered by and among Alaska Helicopters, Inc. and Era Aviation, Inc. and others as of December 5, 1995, a true and correct copy of which Attachment C, Parts, is attached hereto as Exhibit A and incorporated by this reference as though set forth in full in this paragraph;

does this __ day of December, 1995, hereby sell, grant, transfer and deliver all rights, titles and interests in and to such Items unto:

                        Era Aviation, Inc.
                        6160 South Airpark Drive
                        Anchorage, Alaska 99502

and to its successors and assigns, to have and to hold singularly the said Items forever, and warrants the good and marketable titles thereof, free and clear of all liens and encumbrances, and that it has full right and power to sell the same and will defend the same against any claims and demands of other persons.

         IN TESTIMONY WHEREOF I have set my hand and seal this __ day of December, 1995.


                                                 Seller:

                                                 Alaska Helicopters, Inc.,
                                                    an Alaska corporation



                                                 By:
                                                    ---------------------------
                                                    Roy M. Simmons,
                                                    Vice President





Asset Purchase and Sale Agreement                                  page 33 of 57
                                  Attachment C

                                  ATTACHMENT D
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 2(d)

                                    VEHICLES


        The following constitute AHI Assets under Section 2 of the Asset Purchase and Sale Agreement, to which this document is attached: The Vehicles listed below, as owned or possessed by AHI on August 18, 1995, and in the same condition as on August 18, 1995, normal wear and tear excepted (premature failure or damage do not constitute normal wear and tear):


                                                            ESTIMATED
YEAR        MAKE/TYPE                  VIN OR SERIAL NO.      VALUE

1984     Ford Escort                   1FABP0941EW116845     $    500
1983     Chrysler LeBaron              1C3BT46G4DC113096          500
1990     Chevrolet 3/4 T 4WD P/U       1GCFK24HXLE123604       10,000
1989     Ford F250 Snowplow Trk        1FTHF26H5KCA10173        8,500
1988     Ford F250 P/U                 1FTHF25H7JPA51113        7,000
1984     Chevrolet Van                 2G8EG25D8E4134249        4,000
1978     Ford 3/4T F250                F25HNCE0433              4,000
1993     Ford Aerostar Van             1FMDA41X1PZA28165       10,000
1993     Ford 4X4 Pickup               1FTHX26H1PKB96312       14,000
1993     Ford Van                      1FMEE11N3PHC03480       14,000
1958     Int'l 2050-gal Tank Trk       17481                    2,500
1955     Ford Fuel Trk (1000-gal)      F60Z5R21534              1,000
1981     GMC 2500-g Fuel Truck         1GDT7D4Y0BV590377        7,500
1968     Fruehauf 26' Van Trailer      AVJ-771434                 500
1979     HM Helicopter Trailer         AK16263                    500
         Clark Electric Forklift       EC20C-SG-65806           1,500
         Clark Gas Forklift            P140642                  4,500
         Helicopter Dolly              NSN                      3,500
         Terrex Loader Model 72-40     17 UPM 42081            12,500
1964     United Tractor Tug            6964                     2,500
                                                             --------
             TOTAL                                           $109,000





Asset Purchase and Sale Agreement                                  page 34 of 57
                                  Attachment D

                                  BILL OF SALE

                                    VEHICLES


        For and in consideration of $10 and Other Valuable Consideration, receipt and sufficiency of which are hereby acknowledged, the undersigned, Alaska Helicopters, Inc., owner of full legal and beneficial title of the Items described as follows:

               All AHI Assets listed in Attachment D, Vehicles, to that certain Asset Purchase and Sale Agreement, made and entered by and among Alaska Helicopters, Inc. and Era Aviation, Inc. and others as of December 5, 1995, a true and correct copy of which Attachment D, Vehicles, is attached hereto as Exhibit A and incorporated by this reference as though set forth in full in this paragraph;

does this __ day of December, 1995, hereby sell, grant, transfer and deliver all rights, titles and interests in and to such Items unto:

                        Era Aviation, Inc.
                        6160 South Airpark Drive
                        Anchorage, Alaska 99502

and to its successors and assigns, to have and to hold singularly the said Items forever, and warrants the good and marketable titles thereof, free and clear of all liens and encumbrances, and that it has full right and power to sell the same and will defend the same against any claims and demands of other persons.

        IN TESTIMONY WHEREOF I have set my hand and seal this __ day of December, 1995.


                                                  Seller:

                                                  Alaska Helicopters, Inc.,
                                                     an Alaska corporation



                                                  By:
                                                     ------------------------
                                                     Roy M. Simmons,
                                                     Vice President





Asset Purchase and Sale Agreement                                  page 35 of 57
                                  Attachment D

                                  ATTACHMENT E
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 2(e)

                                   EQUIPMENT


        The following constitute AHI Assets under Section 2 of the Asset Purchase and Sale Agreement, to which this document is attached: All fixtures, furnishings and equipment, as owned or possessed by AHI on August 18, 1995, excepting only those items listed on Attachment H, and in the same condition as on August 18, 1995, normal wear and tear excepted (premature failure or damage do not constitute normal wear and tear), including those items listed or described in the Inventory List, signed by AHI and Buyer, and on file at Era Aviation, Inc., 6160 South Airpark Drive, Anchorage, Alaska 99502.

        The Inventory List is defined as including the Control Stock Inventory, computer generated by CHI and dated as of November 30, 1995, and the Era Inventory, generated by Era personnel and dated as of October 31, 1995, excluding those parts designated in CHI fax no. 52298 to Era Aviation, Inc., dated November 8, 1995. These two documents list Parts, Equipment and miscellaneous items of varying descriptions. The parties understand and contemplate that items may move from one list to another from time to time, or from a list to an Aircraft, to work in process, to stores, and the like; but that all items should remain in the AHI system and remain accounted for.





Asset Purchase and Sale Agreement                                  page 36 of 57
                                  Attachment E

                                  BILL OF SALE

                                   EQUIPMENT


        For and in consideration of $10 and Other Valuable Consideration, receipt and sufficiency of which are hereby acknowledged, the undersigned, Alaska Helicopters, Inc., owner of full legal and beneficial title of the Items described as follows:

               All AHI Assets listed in Attachment E, Equipment, to that certain Asset Purchase and Sale Agreement, made and entered by and among Alaska Helicopters, Inc. and Era Aviation, Inc. and others as of December 5, 1995, a true and correct copy of which Attachment E, Equipment, is attached hereto as Exhibit A and incorporated by this reference as though set forth in full in this paragraph;

does this __ day of December, 1995, hereby sell, grant, transfer and deliver all rights, titles and interests in and to such Items unto:

                           Era Aviation, Inc.
                           6160 South Airpark Drive
                           Anchorage, Alaska 99502

and to its successors and assigns, to have and to hold singularly the said Items forever, and warrants the good and marketable titles thereof, free and clear of all liens and encumbrances, and that it has full right and power to sell the same and will defend the same against any claims and demands of other persons.

        IN TESTIMONY WHEREOF I have set my hand and seal this __ day of December, 1995.


                                                  Seller:

                                                  Alaska Helicopters, Inc.,
                                                      an Alaska corporation



                                                  By:
                                                     ---------------------------
                                                      Roy M. Simmons,
                                                      Vice President





Asset Purchase and Sale Agreement                                  page 37 of 57
                                  Attachment E

                                  ATTACHMENT F
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 2(f)

                                    PERMITS


        The items, contracts, and agreements listed below, as owned or possessed by AHI on August 18, 1995, and in the same condition as on August 18, 1995, constitute Assets under Section 2 of the Asset Purchase and Sale Agreement, to which this document is attached. The contracts and agreements to the extent transferable shall be assigned to Buyer:

        1.  The continuing OAS helicopter service contracts:

            (a)  OAS Contract No. 1406-93-81-0679, Items 1, 2, and 3.

            (b)  OAS Contract No. 1406-95-81-0681, Items 1 and 2.

        2.  Lynden agreement (month to month, verbal).

        3. State of Alaska, Department of Public Safety contract number CA26947, Aircraft Electrical and Avionics Maintenance.

        4. Any Forest Service or other federal or state owned land, landing permits.

        5   EPA Acknowledgment of Notification of Hazardous Waste Activity EPA
ID No. AKR000000034 and State of Alaska, Department of Environmental Conservation, Underground Petroleum Storage Tank Registration for 1996, Facility #0-001345.

        6.  Office machine leases and maintenance agreements:

            (a) Alaska Office Systems facsimile maintenance agreement, RFX-FAX60, SN R8071003439, expires 9/26/96.

            (b) Paymaster National Exchange, checkwrite 2 year warranty, Paymaster System No. 4311A9, 10/10/95 to 10/10/97.

            (c) Pitney Bowes postage meter rental agreement, account number 0167-5805-20-2, model 6501, SN 0006807372.

            (d) Pitney Bowes scale EMS-5, maintenance agreement, account number 0167-5805-20-2, 3/1/95 to 2/29/96.

            (e) Xerox Corporation maintenance contracts, two MW610 Memorywriters, SN C80-036728 and C80- 036794, 10/1/95 to 9/30/96.

            (f) Xerox Corporation maintenance contract, one MW6010 Memorywriter, SN 01C176570, 9/1/95 to 8/30/96.

            (g) Xerox Corporation maintenance contract, one MW6010 Memorywriter, SN 01C197610, 6/1/95 to 5/30/96.

            (h) Benson Business Systems, Inc. maintenance agreement for 14 pieces of IBM equipment per BBS, Inc. Invoice No. 0030395-IN, 8/15/95 to 8/14/96.

        7   All rights to use, and corporate name registrations for the use of, the names, "Alaska Helicopters", "Alaska Helicopters, Inc.", "Alaska Copters" and "Helitours Alaska". This action shall be coordinated by Buyer with Guarantor and





Asset Purchase and Sale Agreement                                  page 38 of 57
                                  Attachment F

AHI at a future date not later than 18 months from Closing. Guarantor and AHI agree that they will not conduct helicopter flight operations during this period under any of the stated names following Closing.

        8.  FCC station licenses.

        9.  The following Supplemental Type Certificates:

            (a) SH-5695SW - C30, Engine Installation, purchased from Petroleum Helicopters for Bell 206L1's.

            (b) SH-5132NM, Installation of 212 Main Rotor Head and 212 Blades on N183AH and N58116, Bell 205's, purchased from Helijet.

            (c) SH-1004NE, Installation of dual battery kit on BH205 N58116, purchased from Dart Aero Accessories.

            (d)  Any other STC owned by AHI but not documented herein.

        10.  Any other EPA and OSHA permits and variances.

        11. Equipment Lease Agreement bet.een AHI and Tyler Camera Systems dated October 1, 1991





Asset Purchase and Sale Agreement                                  page 39 of 57
                                  Attachment F

                                  ATTACHMENT G
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 2(g)

                                  OTHER ASSETS


        The items listed below, as owned or possessed by AHI on August 18, 1995, and in the same condition as on August 18, 1995, updated as contemplated by the Asset Purchase and Sale Agreement, to which this document is attached, constitute, without limitation, AHI Assets under Section 2 of the Agreement:

        1. All operating and maintenance logs for Aircraft, Parts, Vehicles and Equipment.

        2. All manufacturers' warranties for Aircraft, Parts, Vehicles and Equipment.

        3. All maintenance and service records and manuals for Aircraft, Parts, Vehicles and Equipment.

        4. All patents, copyrights, STC's, trademarks and tradenames used in the business of AHI or in the occupation or use of the Real Property.

       5. All rights, titles and interests of AHI and Guarantor in and to the BIJO Assets.

        6. All phone numbers presently used by AHI in the conduct of their day to day charter, contract and flightseeing business to be transferred to Buyer no later than December 31, 1995 (to the extent transferable).





Asset Purchase and Sale Agreement                                  page 40 of 57
                                  Attachment G

                                  BILL OF SALE

                                  OTHER ASSETS


        For and in consideration of $10 and Other Valuable Consideration, receipt and sufficiency of which are hereby acknowledged, the undersigned, Alaska Helicopters, Inc., owner of full legal and beneficial title of the Items described as follows:

               All AHI Assets listed in Attachment G, Other Assets, to that certain Asset Purchase and Sale Agreement, made and entered by and among Alaska Helicopters, Inc. and Era Aviation, Inc. and others as of December 5, 1995, a true and correct copy of which Attachment G, Other Assets, is attached hereto as Exhibit A and incorporated by this reference as though set forth in full in this paragraph;

does this __ day of December, 1995, hereby sell, grant, transfer and deliver all rights, titles and interests in and to such Items unto:

                    Era Aviation, Inc.
                    6160 South Airpark Drive
                    Anchorage, Alaska 99502

and to its successors and assigns, to have and to hold singularly the said Items forever, and warrants the good and marketable titles thereof, free and clear of all liens and encumbrances, and that it has full right and power to sell the same and will defend the same against any claims and demands of other persons.

        IN TESTIMONY WHEREOF I have set my hand and seal this __ day of December, 1995.


                                                  Seller:

                                                  Alaska Helicopters, Inc.
                                                     an Alaska corporation



                                                  By:
                                                     --------------------
                                                     Roy M. Simmons,
                                                     Vice President





Asset Purchase and Sale Agreement                                  page 41 of 57
                                  Attachment G

                                  ATTACHMENT H
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 2(g)

                                EXCLUDED ASSETS


        The following are specifically excluded from the definition of Assets under Section 2 of the Asset Purchase and Sale Agreement, to which this document is attached:

        1.  Mr. Craig's moose.

        2.  Mr. Bishopp's pictures.

        3. One MAI Basic Four Model 2000 computer with seven terminals and two Printronix printers Model MVP and related peripherals, manuals and accessories.

        4.  One IBM 486-66 computer with terminal and Laser Jet II printer.

        5. Cash and all receivables due AHI through Closing and all prepaid expenses and deposits, except those which apply to a specific Asset being transferred.

        6.  Goodwill.





Asset Purchase and Sale Agreement                                  page 42 of 57
                                  Attachment H

                                  ATTACHMENT I
                       ASSET PURCHASE AND SALE AGREEMENT
                                SECTIONS 3 AND 8

                         ADJUSTMENTS TO PURCHASE PRICE


The Parties have agreed that the Purchase Price was established based upon the actual inventory of Assets as of August 18, 1995. In the event of loss or damage to the Assets between August 18, 1995, and the date of closing the Purchase Price shall be adjusted as follows:

AIRCRAFT: In the event of a total loss of an Aircraft, the Purchase Price shall be reduced by the Insured Value listed on Attachment "B" less 10%. For repairable damage to an aircraft the Seller shall repair the aircraft to like condition on August 18, 1995, within 60 days of closing or, in the event of major damage (estimated repair costs to exceed one half of the insured Value) at the Buyers option, Seller shall retain ownership of the aircraft and reduce the Purchase Price by the Insured Value less 10%.

SPARE PARTS AND COMPONENTS: In the event of economically repairable damage to a Part with a new list price exceeding $1,000.00, the Purchase Price shall be reduced by the average of the Average Overhaul Cost as estimated in the current Helicopter Equipment Lists and Prices section of The Official Helicopter Blue Book. If the part or component is not listed in the Blue Book, the Purchase Price shall be reduced by an amount equal to 50% of the manufacturer's new list price for that component.

In the event of total destruction or loss of a Part the Purchase Price shall be reduced by 65% of the New Price listed in the current Helicopter Equipment Lists and Prices section of The Official Helicopter Blue Book. If the part or component is not listed in the Blue Book, the Purchase Price shall be reduced by amount equal to 65% of the manufacturer's new list price for that component.

VEHICLES AND ROLLING EQUIPMENT: In the event of economically repairable damage to a Vehicle, the Purchase Price shall be reduced by the repair cost to a like condition on August 18, 1995, as estimated by a neutral party acceptable to both Seller and Buyer.

In the event of destruction or loss of a Vehicle the Purchase Price shall be reduced by the amount shown under Estimated Value on Attachment D. If the vehicle is not listed therein, the Purchase Price shall be reduced by the estimated fair market value of that item, assuming serviceable condition, as determined by a neutral party acceptable to both Seller and Buyer.

FURNITURE, OFFICE MACHINES AND SHOP EQUIPMENT: In the event of loss or damage to the office furniture and machines, shop equipment, avionics test equipment and miscellaneous items and the like, the Purchase Price shall be reduced by an amount equal to replacement of the lost or damaged item by a comparable piece of used equipment. This value shall be determined by mutual agreement between the Parties. If an agreement is not reached then the Parties shall select a neutral third party experienced in such matters who is acceptable to both Parties to estimate that value.

ALL OTHER ITEMS: For loss of or damage to any other item not described in this Attachment I, the Purchase Price shall be reduced by an amount equal to the fair





Asset Purchase and Sale Agreement                                  page 43 of 57
                                  Attachment I
market value of a like item in like condition before the loss or damage as determined by a neutral party, if necessary.





Asset Purchase and Sale Agreement                                  page 44 of 57
                                  Attachment I

                                  ATTACHMENT J
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 2(b)

                      NON-INTEREST BEARING PROMISSORY NOTE


December      , 1995                                               $6,971,575.00
Anchorage, Alaska

        FOR VALUE RECEIVED, Era Aviation, Inc. promises to pay to Alaska Helicopters, Inc., an Alaska corporation with principal offices at Anchorage, Alaska, the sum of Six Million Nine Hundred Seventy-One Thousand Five Hundred Seventy-Five and No/100 Dollars ($6,971,575.00), with no interest in any event, which sum shall be paid in lawful money of the United States of America as follows: Upon the sale of any Aircraft listed on Attachment B of the Asset Purchase and Sale Agreement made by and among Era Aviation, Inc., as Buyer, and Alaska Helicopters, Inc. and BIJO Enterprises, as Sellers, and Columbia Helicopters, Inc., as Guarantor, dated as of December 5, 1995, (Agreement), to a third party or selection of any such Aircraft by Era Aviation, Inc. for its own use, Era Aviation, Inc. shall pay to holder hereof the Formula Value listed on said Attachment B for that respective Aircraft. Any remaining balance, if not sooner paid, shall be due and payable in full on or before one year from the date of this note. All payments shall be paid at P.O. Box 3500, Portland, Oregon 97208, unless otherwise designated in writing by the holder of this note.

        This note is secured by collateral for the due payment of this note in accordance with the terms of the security agreement made a part of the Agreement. Upon the occurrence of an Event of Default (as defined in the security agreement), the principal sum then remaining unpaid shall forthwith become due and payable at the election of the holder of this note. Failure to exercise such election shall not waive the right to exercise it upon any continuing or subsequent default. If suit is instituted upon this note, the prevailing party shall be entitled to recover all costs and expenses incurred, including attorney's fees.

        The undersigned hereby waives presentment, dishonor, demand, protest and notice of demand, protest and nonpayment and expressly agrees that this note or any payment hereunder may be extended from time to time as mutually agreed by Era Aviation, Inc. and Alaska Helicopters, Inc. without in any way affecting the liability of the undersigned.

        This Promissory Note is non-assignable and non-transferable except to Columbia Helicopters, Inc. or a wholly owned subsidiary thereof.

                                          Era Aviation, Inc.,
                                             a Washington corporation


                                          By:  ____________________________
                                          Title:  _________________________





Asset Purchase and Sale Agreement                                  page 45 of 57
                                  Attachment J

                                    GUARANTY



        In consideration of the execution of the Agreement by Alaska Helicopters, Inc. and in consideration of the execution of a Noncompetition Agreement by Columbia Helicopters, Inc. as a part of the Agreement, Rowan Companies, Inc., a Delaware corporation, does hereby covenant and agree with Alaska Helicopters, Inc., its permitted successors and assigns, to guaranty the full and prompt payment of the note evidencing the indebtedness of Era Aviation, Inc. to Alaska Helicopters, Inc., in the principal sum of Six Million Nine Hundred Seventy-One Thousand Five Hundred Seventy-Five and No/100 Dollars ($6,971,575.00), and of any and all renewals thereof, when the same shall become due and payable, until all of the note, and any and all renewals, are fully paid and discharged.

        This guaranty is an absolute, irrevocable and continuing guaranty of payment and is not a guaranty of collection and shall not be diminished or otherwise affected by reason of any failure or delay in enforcing the rights of Alaska Helicopters, Inc. Rowan Companies, Inc. waives any right to require Alaska Helicopters, Inc. to (a) proceed against Era Aviation, Inc. or any other person liable for the note, (b) proceed or enforce its rights against or exhaust any security given to secure any portion of the Note, (c) have Era Aviation, Inc. joined with Rowan Companies, Inc. in any suit arising out of this guaranty, or (d) pursue any other remedy in Alaska Helicopters, Inc.'s power whatsoever. Alaska Helicopters, Inc. shall not be required to mitigate damages or take any action to reduce, collect or enforce the note. Rowan Companies, Inc. waives any defense arising by reason of any disability, lack of corporate authority or power, or similar defense (excepting any defenses provided for in the Agreement) of Era Aviation, Inc. or any other guarantor of any portion of the note, and shall remain liable hereon regardless of whether Era Aviation, Inc. or any other guarantor be found not liable thereon for any such reason. Until the note is paid in full, Rowan Companies, Inc. waives any right to enforce any remedy which Alaska Helicopters, Inc. now has or may hereafter have against Era Aviation, Inc., and waives any benefit of any right to participate in any security now or hereafter held by Alaska Helicopters, Inc.

        Rowan Companies, Inc. shall not raise, and hereby specifically waives, any defense in any action or proceeding by Alaska Helicopters, Inc. seeking performance of the note, or damages for its non-performance, excepting those defenses which Era Aviation, Inc. would be able to raise were such action or proceeding instituted against Era Aviation, Inc. based on the Agreement and its performance or non-performance of the obligations contained therein.

        This Guaranty is non-assignable and non-transferable except to Columbia Helicopters, Inc., or a wholly owned subsidiary thereof.

                                          Rowan Companies, Inc.,
                                            a Delaware corporation


                                          By:  __________________________
                                          Title:  _______________________





Asset Purchase and Sale Agreement                                  page 46 of 57
                                  Attachment J

                                  ATTACHMENT K
                       ASSET PURCHASE AND SALE AGREEMENT
                                SUBSECTION 4(b)

                          AIRCRAFT SECURITY AGREEMENT


NAME & ADDRESS OF DEBTOR:
         Era Aviation, Inc.
         6160 South Airpark Drive
         Anchorage, Alaska 99502

NAME & ADDRESS OF SECURED PARTY:
         Alaska Helicopters, Inc.
         P.O. Box 3500
         Portland, Oregon 97208

                                                                ABOVE SPACE
                                                             FOR FAA USE ONLY

Date:  December __, 1995

Complete description of collateral being mortgaged:

AIRCRAFT  (FAA registration, model, and serial number):

         See Attachment A

together with all equipment and accessories attached thereto or used in connection therewith, including engines of 750 or more horsepower, or the equivalent, and propellers capable of absorbing 750 or more rated takeoff shaft horsepower, described above, all of which are included in the term aircraft as used herein.

The above described aircraft is hereby mortgaged to the secured party for the purpose of securing in the order named:

        FIRST: The payment of all indebtedness evidenced by and according to the terms of that certain promissory note hereinbelow described, and all renewals and extensions thereof.

        Note bearing date of December __, 1995, executed by the debtor and payable to Alaska Helicopters, Inc. in the aggregate sum of $6,971,575 with no interest in any event thereon, payable in accordance with the provisions of that certain Asset Purchase and Sale Agreement, entered as of December 5, 1995, by and among debtor and secured party and others, and any remaining balance, if not sooner paid, payable in full within one year from the date of the note.

        SECOND: The prompt and faithful discharge and performance of each agreement of the debtor herein contained made with or for the benefit of the secured party in connection with the indebtedness to secure which this instrument is executed, and the repayment of any sums expended or advanced by the secured party for the maintenance or preservation of the property mortgaged hereby or in enforcing his rights hereunder.



Asset Purchase and Sale Agreement                                  page 47 of 57
                                  Attachment K

Said debtor hereby declares and hereby warrants to the said secured party, that he is the absolute owner of the legal and beneficial title to the said aircraft and in possession thereof, and that the same is free and clear of all liens, encmbrances, and adverse claims whatsoever except as follows: (If no liens other than this mortgage indicate "none").

        None.

It is the intention of the parties to deliver this instrument in the state of Alaska.

Provided, however, that if the debtor, its heirs, administrators, successors, or assigns shall pay said note in accordance with the terms thereof and shall keep and perform all and singular the terms covenants, and agreements in this security agreement, then this security agreement shall be null and void, and the same shall apply with respect to each individual aircraft to be released from this security agreement in accordance with the applicable provisions of the said Asset Purchase and Sale Agreement.

Time is of the essence of this security agreement. It is hereby agreed that if default is made in the payment of any part of the principal of the promissory note secured hereby at the time and in the manner therein specified, or if any breach be made of any obligation or promise of the debtor herein contained or secured hereby, and ten days having elapsed after written notice from secured party without cure, then the whole principal sum unpaid upon said promissory note shall immediately become due and payable at the option of the secured party.

Upon such default and acceleration, secured party may at once proceed to foreclose this mortgage in any manner provided by law, or he may at his option, and he is hereby empowered so to do, with or without foreclosure action, enter upon the premises where the said aircraft may be and take possession thereof; and remove and sell and dispose of the same at public or private sale and from the proceeds of such sale retain all costs and charges incurred by it in the taking or advanced under the terms of this security agreement and interest thereon, or due or owing to the said secured party, under any provisions of this security agreement, or secured hereby, with the interest thereon, and any surplus of such proceeds remaining shall be paid to the debtor, or whoever may be lawfully entitled to receive the same. If a deficiency occurs, the debtor agrees to pay such deficiency forthwith.





Asset Purchase and Sale Agreement                                  page 48 of 57
                                  Attachment K

Said secured party or its agent may bid and purchase at any sale made under this mortgage or herein authorized, or at any sale made upon foreclosure of this mortgage.

In witness whereof, the debtor has hereunto set its hand on the day and year first above written.

                                    NAME OF DEBTOR: Era Aviation, Inc.


                                                    By: _________________
                                                        Charles W. Johnson
                                                        President

                                    ACCEPTED AND AGREED:
                                     SECURED PARTY:  Alaska Helicopters, Inc.


                                                     By: _________________
                                                         Roy M. Simmons
                                                         Vice President





Asset Purchase and Sale Agreement                                  page 49 of 57
                                  Attachment K

                                ATTACHMENT A
                                     TO
                         AIRCRAFT SECURITY AGREEMENT


- --------------------------------------------------------------------------------
               FAA               AIRCRAFT              AIRCRAFT
           REGISTRATION           SERIAL            MANUFACTURER &
              NUMBER              NUMBER                MODEL             YEAR
- --------------------------------------------------------------------------------
  1           N213AH              30554                Bell 212           1973
- --------------------------------------------------------------------------------

  2           N212AH              30853                Bell 212           1977
- --------------------------------------------------------------------------------

  3           N58116              30133               Bell 205A1          1973
- --------------------------------------------------------------------------------

  4           N183AH              30217               Bell 205A1          1976
- --------------------------------------------------------------------------------

  5           N265AH               369                Bell 206BII         1969
- --------------------------------------------------------------------------------

  6           N7982J               738                Bell 206BII         1971
- --------------------------------------------------------------------------------

  7           N371AH              1660               Bell 206BIII         1975
- --------------------------------------------------------------------------------

  8           N577AH              2989               Bell 206BIII         1980
- --------------------------------------------------------------------------------

  9           N401AH              3314               Bell 206BIII         1981
- --------------------------------------------------------------------------------

  10          N2300Y              3576               Bell 206BIII         1982
- --------------------------------------------------------------------------------

  11           N2300Z             3583               Bell 206BIII         1982
- --------------------------------------------------------------------------------

  12          N3928B              45214               Bell 206L1          1978
- --------------------------------------------------------------------------------

  13          N5013G              45254               Bell 206L1          1979
- --------------------------------------------------------------------------------

  14          N210AH              45314               Bell 206L1          1979
- --------------------------------------------------------------------------------

  15          N222AC              45354               Bell 206L1          1979
- --------------------------------------------------------------------------------

  16          N118AH            18503865              Cessna 185F         1979
- --------------------------------------------------------------------------------





Asset Purchase and Sale Agreement                                  page 50 of 57
                                  Attachment K

                        RELEASE OF SECURITY AGREEMENT
                                  (PARTIAL)


NAME (LAST NAME FIRST) OF DEBTOR:



NAME and ADDRESS OF SECURED PARTY:



- --------------------------------------------------------------------------------
     FAA REGISTRATION            AIRCRAFT                     AIRCRAFT
         NUMBER                SERIAL NUMBER             MANUFACTURER & MODEL
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

        The aircraft Security Agreement dated ________, covering the collateral described above, was recorded by the FAA Aircraft Registry on __________, as Conveyance No. ______.

        THE UNDERSIGNED HEREBY CERTIFIES AND ACKNOWLEDGES THAT HE IS THE TRUE AND LAWFUL HOLDER OF THE NOTE OR OTHER EVIDENCE OF INDEBTEDNESS SECURED BY THE SECURITY AGREEMENT REFERRED TO ABOVE ON THE COLLATERAL DESCRIBED ABOVE AND THAT THE SAME COLLATERAL IS HEREBY RELEASED FROM THE TERMS OF THE AGREEMENT. ANY TITLE RETAINED IN THE COLLATERAL BY THE AGREEMENT IS HEREBY SOLD, GRANTED, TRANSFERRED, AND ASSIGNED TO THE PARTY WHO EXECUTED THE SECURITY AGREEMENT, OR TO THE ASSIGNEE OF SAID PARTY IF THE SECURITY AGREEMENT SHALL HAVE BEEN ASSIGNED; PROVIDED THAT NO EXPRESS WARRANTY IS GIVEN NOR IMPLIED BY REASON OF EXECUTION OR DELIVERY OF THIS RELEASE.

                  Date of this Release:             _________________

                  Name of Security Holder:          _________________

                  Signature:                        _________________
                  Title:                            _________________





Asset Purchase and Sale Agreement                                  page 51 of 57
                                  Attachment K

                                  ATTACHMENT L
                       ASSET PURCHASE AND SALE AGREEMENT
                                   SECTION 9

                            COVENANT NOT TO COMPETE

        THIS NONCOMPETITION AGREEMENT is entered into effective ___________, 1995, by and among Columbia Helicopters, Inc., an Oregon corporation (CHI), Alaska Helicopters, Inc., an Alaska corporation and a wholly owned subsidiary of CHI (AHI) and BIJOS Enterprises a/k/a/ BIJO Enterprises, an Alaska general partnership (BIJO) on the one hand (Restricted Parties), and Era Aviation, Inc., a Washington corporation (Era), on the other hand.

        Whereas AHI and BIJO are Sellers of certain specified Assets to Era and CHI is the guarantor of AHI's obligations pursuant to the terms and conditions of that certain Asset Purchase and Sale Agreement dated _____________, 1995 (Sale Agreement) and this Noncompetition Agreement is contemplated by Section 9 of said Sale Agreement.

        In consideration of the mutual benefits, reciprocal promises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        For a period of three years from the date of this Noncompetition Agreement, except as specifically provided herein, CHI and AHI shall not compete in any manner with Era within the boundaries of the State of Alaska. CHI is permitted to conduct the following operations within the State of
Alaska: 1) helicopter logging; 2) any other operation using helicopters with a maximum certified take-off weight of more than 12,500 pounds; 3) the use of helicopters with a maximum certified take-off weight of 12,500 pounds or less in support of the operations permitted in 1) and 2).

        For a period of three years from the date of this Noncompetition Agreement, neither BIJO, nor any of its partners, shall operate, maintain, service, sell or own helicopters of any size, directly or indirectly, through ownership, management or investment, passive or active, within the State of Alaska under the name of Alaska Helicopters, Inc., Alaska Helicopters, Alaska Copters, Helitours Alaska or any name of similar import which contains the words "Alaska" or "Alaskan."

        AHI, CHI and BIJO agree that this Noncompetition Agreement is intended to protect and preserve legitimate business interests, including, the proprietary interest of Era as Buyer under the Asset Purchase and Sale Agreement. It is further agreed that any breach of this Agreement may render irreparable harm, directly or indirectly, to Era. In the event of a breach by AHI, CHI and/or BIJO, Era shall have available to it all remedies provided by law or





Asset Purchase and Sale Agreement                                  page 52 of 57
                                  Attachment L
equity, including, but not limited to, injunctive relief to restrain the breaching party or parties from violating this Noncompetition Agreement.

        Any waiver or amendment of this Agreement shall be effective only if in writing and signed by the waiving party. A waiver of breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights at any other time to enforce strict compliance thereafter with every term or condition of this Agreement. The canon of contact interpretation that ambiguities, if any, in a writing be construed against the drafter shall not apply to this Agreement.

        It is the desire, intent and agreement of the parties hereto that the restrictions placed upon the Restricted Parties by this Noncompetition Agreement be enforced to the fullest extent permissible under the law and public policy applied by the courts in the State of Alaska. Accordingly, if, and to the extent that, any portion of this Noncompetition Agreement shall be adjudicated by a court of competent jurisdiction to exceed the permissible scope, such provisions shall be deemed amended to the extent necessary so as to be enforceable to the maximum permissible scope in light of such determination. This Noncompetition Agreement shall be subject to and governed by the laws of the State of Alaska.


        Date:________, 1995.

        Columbia Helicopters, Inc.,                 Era Aviation, Inc.,
           an Oregon corporation                       a Washington corporation


       By:                                          By:
          ----------------------------------           ------------------------
       Title:                                       Title:
             -------------------------------              ---------------------


       Alaska Helicopters, Inc.,
          an Alaskan corporation


       By:
          ----------------------------------
       Title:
             -------------------------------


       BIJOS Enterprises,
          a/k/a BIJO Enterprises,
          an Alaska general partnership



       By:
          ----------------------------------
       Title:
              ------------------------------





Asset Purchase and Sale Agreement                                  page 53 of 57
                                 Attachment L

                                  ATTACHMENT M
                       ASSET PURCHASE AND SALE AGREEMENT

                               GUARANTY AGREEMENT

        This Guaranty Agreement is made by COLUMBIA HELICOPTERS, INC., an Oregon corporation (hereinafter called the "Guarantor"), in favor of ERA AVIATION, INC., a Washington corporation (hereinafter called "Buyer").

        WHEREAS, on even date herewith, ALASKA HELICOPTERS, INC., an Alaska corporation and a wholly-owned subsidiary of Guarantor (hereinafter called "AHI"), BIJO Enterprises, an Alaska general partnership ("BIJO"), and Buyer entered into that certain Asset Purchase and Sale Agreement (the "Agreement") pursuant to which Buyer agreed to purchase certain of AHI's and BIJO's assets on the terms and conditions set forth in the Agreement;

        WHEREAS, in consideration for Guarantor receiving a portion of the net proceeds of the sale pursuant to the Agreement from AHI, Guarantor has agreed to guarantee the performance and payment by AHI of all of its obligations under the Agreement; and

        WHEREAS, one of the terms and conditions stated in the Agreement for the consummation of the transactions described therein is the execution and delivery to Buyer of the Guaranty Agreement;

        NOW, THEREFORE, (i) in order to comply with the terms and conditions of the Agreement, (ii) to induce Buyer to purchase certain of AHI's assets in accordance with the terms of the Agreement, (iii) at the special insistence and request of Buyer and (iv) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

ARTICLE 1

GENERAL TERMS

        Section 1.1 TERMS DEFINED ABOVE. As used in this Guaranty Agreement, the terms "Agreement", "AHI", "Buyer" and "Guarantor" shall have the meanings indicated above.

        Section 1.2 OTHER DEFINITIONS. As used in this Guaranty Agreement, all other capitalized terms that are not defined herein shall have the meanings set forth in the Agreement.

ARTICLE 2

THE GUARANTY

        Section 2.1 OBLIGATIONS GUARANTEED. In consideration of the execution of the Agreement by Buyer, Guarantor does hereby fully and unconditionally guarantee, promise and agree to and with Buyer, its successors and assigns,





Asset Purchase and Sale Agreement                                  page 54 of 57
                                  Attachment M
that AHI, as one of the Sellers named in the Agreement, will faithfully perform and fulfill every obligation arising out of or pursuant to the Agreement on AHI's part to be performed or fulfilled, absolute or contingent, secured or unsecured, direct or indirect, including without limitation all payment obligations (individually and collectively, the "Obligations"). If AHI fails to perform the Obligations, then Guarantor shall perform or cause to be performed all of the Obligations as if they were Guarantor's own obligation by performing such Obligations directly or by investing with AHI the necessary resources to fulfill such Obligations or to have AHI make such other arrangements as may be necessary for fulfillment by others (which may include Guarantor), or all of the foregoing, subject to Buyer's consent, which consent shall not be unreasonably withheld.

        Section 2.2 NATURE OF GUARANTY. This Guaranty Agreement is an absolute, irrevocable and continuing guarantee of performance and payment, is not a guarantee of collection and shall not be diminished or otherwise affected by reason of any failure or delay in enforcing the rights of Buyer. Any amendments or extensions made or granted by mutual consent of the parties to the Agreement shall be conclusively deemed to be consented to by Guarantor. Guarantor specifically consents to the jurisdiction of the courts and the law specified in the Agreement.

        Section 2.3 GUARANTOR'S WAIVERS. Guarantor hereby expressly waives presentment for payment, protest, notice of protest, notice of dishonor, any demand by Buyer and any notice of nonperformance or nonpayment by AHI of any Obligations. Guarantor waives any right to require Buyer to (a) proceed against AHI or any other person liable for the Obligations, (b) enforce its rights against any other guarantor, (c) proceed or enforce its rights against or exhaust any security given to secure any portion of the Obligations, (d) have AHI joined with Guarantor in any suit arising out of this Guaranty Agreement and/or the Obligations, or (e) pursue any other remedy in Buyer's power whatsoever. Buyer shall not be required to mitigate damages or take any action to reduce, collect or enforce the Obligations. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or similar defense (excepting any defenses provided for in the Agreement) of AHI or any other guarantor of any portion of the Obligations, and shall remain liable hereon regardless of whether AHI or any other guarantor be found not liable thereon for any such reason. Until the Obligations shall have been performed or paid in full, Guarantor shall have no right of subrogation. Until the Obligations have been performed or paid in full, Guarantor waives any right to enforce any remedy which Buyer now has or may hereafter have against AHI, and waives any benefit of any right to participate in any security now or hereafter held by Buyer. Guarantor shall not raise, and hereby specifically waives, any defense in any action or proceeding by Buyer seeking performance of this Guaranty Agreement, or damages for its nonperformance, excepting those defenses which AHI would be able to raise were such action or proceeding instituted against AHI based on the Agreement and its performance or nonperformance of the Obligations.

        Section 2.4 LIABILITY. It is expressly agreed that the liability of Guarantor for the payment and performance of the Obligations shall be as if primary and not secondary.





Asset Purchase and Sale Agreement                                  page 55 of 57
                                  Attachment M

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

        Section 3.1 BY GUARANTOR. In order to induce Buyer to accept this Guaranty Agreement, the Guarantor represents and warrants to Buyer (which representations and warranties will survive the completion of the Obligations) that:

                (a) BENEFIT TO GUARANTOR. The Guarantor's guarantee pursuant to this Guaranty Agreement reasonably may be expected to benefit, directly or indirectly, the Guarantor.

                (b) BINDING OBLIGATIONS. ThisGuaranty Agreement constitutes the valid and binding obligation of the Guarantor, enforceable in accordance with its terms (except that enforcement with respect to Guarantor may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditor's rights).

                (c) NO LEGAL BAR OR RESULTANT LIEN. This Guaranty Agreement will not violate any provisions of any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which the Guarantor is subject, or result in the creation or imposition of any lien upon any property of the Guarantor.

                (d) NO CONTEST. The Guarantor's execution, delivery and performance of this Guaranty Agreement does not require the consent or approval of any other person or entity, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof.

        Section 3.2 NO REPRESENTATIONS BY BUYER. Neither Buyer nor any other person or entity have made any representation, warranty or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

        Section 3.3 GUARANTOR'S FINANCIAL CONDITION. As of this date hereof, and after giving effect to this Guaranty Agreement and the contingent obligations evidenced hereby, the Guarantor is and will be solvent.





Asset Purchase and Sale Agreement                                  page 56 of 57
                                  Attachment M

ARTICLE 4

MISCELLANEOUS

        Section 4.1    SUCCESSORS AND ASSIGNS.   This Guaranty Agreement is and
shall be in every particular available to the successors and assigns of Buyer and is and shall always be fully binding upon the successors and assigns of the Guarantor.

        Section 4.2    NOTICES.   Any notice or demand to the Guarantor under
or in connection with this Guaranty Agreement may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to the Guarantor at the address of Guarantor appearing on the last page of this Guaranty Agreement or at such other address of which the Guarantor shall have notified Buyer in writing, in the U.S. mail, but actual notice, however given or received, shall always be effective.

        Section 4.3    CONSTRUCTION.   THIS GUARANTY AGREEMENT IS A CONTRACT
MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ALASKA.

        WITNESS THE EXECUTION HEREOF, as of this the ______ day of December, 1995.


                                        COLUMBIA HELICOPTERS, INC.

        Address:

        P.O. Box 3500                           By:
        Portland, Oregon  97208
                                                Name:
                                                     -------------------
                                                Title:
                                                      ------------------


                                                By:

                                                Name:
                                                     -------------------
                                                Title:
                                                      ------------------





Asset Purchase and Sale Agreement                                  page 57 of 57
                                  Attachment M